Exhibit 99.1

Essent Group Ltd. Reports Third Quarter 2018 Results
HAMILTON, Bermuda--(BUSINESS WIRE)--November 9, 2018--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2018 of $116.0 million or $1.18 per diluted share, compared to $78.4 million or $0.82 per diluted share for the quarter ended September 30, 2017. As of September 30, 2018, Essent had insurance in force of $131.2 billion and consolidated stockholders' equity of $2.2 billion.
“We are pleased with our strong operating performance for the third quarter as we grew net income 48% compared to the third quarter of 2017, while also generating a 21% annualized return on average equity,” said Mark Casale, Chairman and Chief Executive Officer. “Our third quarter results were driven by a 26% increase in our insurance in force to $131.2 billion compared to $103.9 billion at the end of the third quarter 2017, as well as another quarter of solid credit performance.”
Financial Highlights:

•	Insurance in force as of September 30, 2018 was $131.2 billion, compared to $103.9 billion as of September 30, 2017.

•	New insurance written for the third quarter was $13.9 billion, compared to $13.2 billion in the third quarter of 2017.

•	Net premiums earned for the third quarter were $166.7 million, compared to $137.9 million in the third quarter of 2017.

•	The expense ratio for the third quarter was 22.1%, compared to 26.8% in the third quarter of 2017.

•	The provision for losses and LAE for the third quarter was $5.5 million, compared to $4.3 million in the third quarter of 2017.

•	The percentage of loans in default as of September 30, 2018 was 0.61%, compared to 0.46% as of September 30, 2017.

•	The combined ratio for the third quarter was 25.4%, compared to 30.0% in the third quarter of 2017.

•	The consolidated balance of cash and investments at September 30, 2018 was $2.7 billion, including cash and investment balances at Essent Group Ltd. of $77.2 million.

•
The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.1:1 as of September 30, 2018.

Conference Call
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 866-393-4306 inside the U.S., or 734-385-2616 for international callers, using passcode 6486334 or by referencing Essent.
A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 6486334.
In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.
Forward-Looking Statements
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on February 20, 2018. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures
In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.
About the Company
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2018

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investments Available for Sale
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2018	2017	2018	2017
Revenues:
Net premiums written	$175,221	$155,055	$508,850	$408,415
Increase in unearned premiums	(8,546)	(17,115)	(32,659)	(26,261)
Net premiums earned	166,675	137,940	476,191	382,154
Net investment income	16,646	10,626	45,494	28,461
Realized investment gains, net	524	564	1,160	1,763
Other income	1,153	1,073	3,384	3,023
Total revenues	184,998	150,203	526,229	415,401

Losses and expenses:
Provision for losses and LAE	5,452	4,313	12,574	9,776
Other underwriting and operating expenses	36,899	37,035	111,451	109,053
Interest expense	2,500	1,456	7,568	3,361
Total losses and expenses	44,851	42,804	131,593	122,190

Income before income taxes	140,147	107,399	394,636	293,211
Income tax expense	24,136	29,006	55,801	76,102
Net income	$116,011	$78,393	$338,835	$217,109

Earnings per share:
Basic	$1.19	$0.83	$3.48	$2.35
Diluted	1.18	0.82	3.46	2.31

Weighted average shares outstanding:
Basic	97,438	94,185	97,388	92,285
Diluted	98,013	96,094	97,944	94,104

Net income	$116,011	$78,393	$338,835	$217,109

Other comprehensive income (loss):
Change in unrealized (depreciation) appreciation of investments	(8,201)	1,978	(44,197)	15,298
Total other comprehensive (loss) income	(8,201)	1,978	(44,197)	15,298
Comprehensive income	$107,810	$80,371	$294,638	$232,407

Loss ratio	3.3%	3.1%	2.6%	2.6%
Expense ratio	22.1	26.8	23.4	28.5
Combined ratio	25.4%	30.0%	26.0%	31.1%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2018	2017
Assets
Investments
Fixed maturities available for sale, at fair value	$2,473,840	$1,992,371
Short-term investments available for sale, at fair value	191,912	312,694
Total investments available for sale	2,665,752	2,305,065
Other invested assets	24,865	500
Total investments	2,690,617	2,305,565
Cash	29,797	43,524
Accrued investment income	17,125	12,807
Accounts receivable	35,597	29,752
Deferred policy acquisition costs	16,159	15,354
Property and equipment	7,387	6,979
Prepaid federal income tax	185,935	252,157
Other assets	10,806	8,230

Total assets	$2,993,423	$2,674,368

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$53,355	$46,850
Unearned premium reserve	292,331	259,672
Net deferred tax liability	155,349	127,636
Credit facility borrowings, net of deferred costs	223,487	248,591
Securities purchased payable	21,741	14,999
Other accrued liabilities	32,021	36,184
Total liabilities	778,284	733,932

Commitments and contingencies

Stockholders' Equity
Common shares	1,472	1,476
Additional paid-in capital	1,107,206	1,127,137
Accumulated other comprehensive loss	(47,449)	(3,252)
Retained earnings	1,153,910	815,075
Total stockholders' equity	2,215,139	1,940,436

Total liabilities and stockholders' equity	$2,993,423	$2,674,368

Return on average equity (1)	21.7%	23.1%

(1) The 2018 return on average equity is calculated by dividing annualized year-to-date 2018 net income by average equity.  The 2017 return on average equity is calculated by dividing full year 2017 net income by average equity.

						Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2018			2017
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$175,221	$168,404	$165,225	$161,771	$155,055	$134,063	$119,297

Net premiums earned (1)	166,675	156,958	152,558	147,976	137,940	126,563	117,651
Other revenues	18,323	16,810	14,905	13,134	12,263	11,043	9,941
Total revenues	184,998	173,768	167,463	161,110	150,203	137,606	127,592

Losses and expenses:
Provision for losses and LAE	5,452	1,813	5,309	17,456	4,313	1,770	3,693
Other underwriting and operating expenses	36,899	36,428	38,124	36,480	37,035	35,686	36,332
Interest expense	2,500	2,618	2,450	1,817	1,456	1,189	716
Total losses and expenses	44,851	40,859	45,883	55,753	42,804	38,645	40,741

Income before income taxes	140,147	132,909	121,580	105,357	107,399	98,961	86,851
Income tax expense (benefit) (2) (3)	24,136	21,154	10,511	(57,281)	29,006	26,843	20,253
Net income	$116,011	$111,755	$111,069	$162,638	$78,393	$72,118	$66,598

Earnings per share:
Basic	$1.19	$1.15	$1.14	$1.69	$0.83	$0.79	$0.73
Diluted	1.18	1.14	1.13	1.65	0.82	0.77	0.72

Weighted average shares outstanding:
Basic	97,438	97,426	97,298	96,429	94,185	91,381	91,258
Diluted	98,013	97,866	97,951	98,497	96,094	93,162	93,023

Other Data:
Loss ratio (4)	3.3%	1.2%	3.5%	11.8%	3.1%	1.4%	3.1%
Expense ratio (5)	22.1	23.2	25.0	24.7	26.8	28.2	30.9
Combined ratio	25.4%	24.4%	28.5%	36.4%	30.0%	29.6%	34.0%

Return on average equity (annualized)	21.5%	21.8%	22.6%	35.0%	19.1%	19.8%	19.3%

(1) Net premiums earned are net of premiums ceded to Radnor Re 2018-1 Ltd., an unaffiliated special purpose insurer domiciled in Bermuda, in connection with a fully collateralized reinsurance agreement entered into on March 22, 2018. Premiums ceded to Radnor Re totaled $3,158, $3,585 and $294 in the three months ended September, 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(2) Income tax expense for the quarter ended September 30, 2018 includes $1,450 of expense associated with accrual to return adjustments associated with the completion of the 2017 U.S. federal income tax return. Income tax expense for the quarters ended March 31, 2018 and 2017 was reduced by $9,549 and $3,023, respectively, of excess tax benefits associated with the vesting of common shares and common share units during each period.

(3) Income tax expense for the quarter ended December 31, 2017 was reduced by $85,091 of income tax benefit due to the one-time impact of the reduced U.S. corporate income tax rate on the company's net deferred tax liability position.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

						Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2018			2017
Other Data, continued:	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$13,913,191	$12,850,642	$9,336,150	$11,234,855	$13,221,038	$11,368,276	$8,034,153
New risk written	3,430,942	3,201,610	2,295,314	2,737,008	3,228,603	2,786,501	1,929,832

Bulk:
New insurance written	$—	$—	$—	$—	$—	$—	$—
New risk written	—	—	—	—	—	—	—

Total:
Average gross premium rate (6)	0.51%	0.52%	0.52%	0.53%	0.53%	0.53%	0.53%
Average net premium rate (7)	0.50%	0.51%	0.52%	0.53%	0.53%	0.53%	0.53%
New insurance written	$13,913,191	$12,850,642	$9,336,150	$11,234,855	$13,221,038	$11,368,276	$8,034,153
New risk written	$3,430,942	$3,201,610	$2,295,314	$2,737,008	$3,228,603	$2,786,501	$1,929,832
Insurance in force (end of period)	$131,249,957	$122,501,246	$115,250,949	$110,461,950	$103,936,307	$95,494,390	$87,993,227
Gross risk in force (end of period) (8)	$32,786,194	$30,579,106	$28,691,561	$27,443,985	$25,807,358	$23,665,045	$21,801,667
Risk in force (end of period)	$32,361,782	$30,154,694	$28,267,149	$27,443,985	$25,807,358	$23,665,045	$21,801,667
Policies in force	581,570	546,576	517,215	496,477	467,483	430,585	397,650
Weighted average coverage (9)	25.0%	25.0%	24.9%	24.8%	24.8%	24.8%	24.8%
Annual persistency	84.0%	83.0%	83.5%	83.9%	82.1%	80.1%	78.2%

Loans in default (count)	3,538	3,519	4,442	4,783	2,153	1,776	1,777
Percentage of loans in default	0.61%	0.64%	0.86%	0.96%	0.46%	0.41%	0.45%

Other Risk in Force
GSE and other risk share (10)	$612,750	$592,493	$557,692	$538,944	$501,485	$479,762	$436,991

Credit Facility
Borrowings outstanding	$225,000	$225,000	$265,000	$250,000	$175,000	$175,000	$125,000
Undrawn committed capacity	$275,000	$275,000	$110,000	$125,000	$200,000	$200,000	$75,000
Weighted average interest rate	4.15%

(6) Average gross premium rate is calculated by dividing annualized premiums earned for the U.S. mortgage insurance portfolio, before reductions for premiums ceded under third-party reinsurance, by average insurance in force for the period.

(7) Average net premium rate is calculated by dividing annualized net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.
(8) Gross risk in force includes risk ceded under third-party reinsurance.
(9) Weighted average coverage is calculated by dividing end of period gross risk in force by insurance in force.
(10) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
($ in thousands)
>=760	$5,873,337	42.2%	$5,590,793	42.3%	$15,165,595	42.0%	$13,903,707	42.6%
740-759	2,349,227	16.9	2,028,500	15.3	6,116,659	17.0	5,057,461	15.5
720-739	1,989,413	14.3	1,882,227	14.2	5,209,892	14.4	4,578,846	14.0
700-719	1,676,184	12.0	1,571,170	11.9	4,365,387	12.1	3,850,420	11.8
680-699	1,097,160	7.9	1,160,771	8.8	2,847,365	7.9	2,818,724	8.7
<=679	927,870	6.7	987,577	7.5	2,395,085	6.6	2,414,309	7.4
Total	$13,913,191	100.0%	$13,221,038	100.0%	$36,099,983	100.0%	$32,623,467	100.0%

Weighted average credit score	745		745		745		745

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
($ in thousands)
85.00% and below	$1,644,226	11.8%	$1,682,491	12.7%	$4,347,598	12.0%	$4,307,262	13.2%
85.01% to 90.00%	3,804,681	27.3	3,893,155	29.4	10,102,450	28.0	9,785,966	30.0
90.01% to 95.00%	5,961,310	42.9	5,811,182	44.0	15,623,886	43.3	14,455,640	44.3
95.01% and above	2,502,974	18.0	1,834,210	13.9	6,026,049	16.7	4,074,599	12.5
Total	$13,913,191	100.0%	$13,221,038	100.0%	$36,099,983	100.0%	$32,623,467	100.0%

Weighted average LTV	93%		92%		92%		92%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
Single Premium policies		14.2%		16.8%		15.9%		15.4%
Monthly Premium policies		85.8		83.2		84.1		84.6
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
Purchase		93.8%		87.6%		91.3%		85.4%
Refinance		6.2		12.4		8.7		14.6
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	September 30, 2018		June 30, 2018		September 30, 2017
($ in thousands)
>=760	$56,686,270	43.2%	$53,145,884	43.4%	$46,220,799	44.5%
740-759	21,661,445	16.5	20,127,254	16.4	16,890,061	16.2
720-739	18,909,281	14.4	17,605,819	14.4	14,767,164	14.2
700-719	14,928,024	11.4	13,836,837	11.3	11,307,184	10.9
680-699	10,828,068	8.2	10,145,188	8.3	8,523,233	8.2
<=679	8,236,869	6.3	7,640,264	6.2	6,227,866	6.0
Total	$131,249,957	100.0%	$122,501,246	100.0%	$103,936,307	100.0%

Weighted average credit score	746		746		747

Gross RIF by FICO score	September 30, 2018		June 30, 2018		September 30, 2017
($ in thousands)
>=760	$14,119,178	43.1%	$13,245,851	43.3%	$11,434,540	44.3%
740-759	5,434,079	16.6	5,052,409	16.5	4,218,828	16.3
720-739	4,773,174	14.5	4,438,671	14.5	3,707,571	14.4
700-719	3,735,034	11.4	3,450,490	11.3	2,805,886	10.9
680-699	2,718,524	8.3	2,540,531	8.3	2,129,638	8.2
<=679	2,006,205	6.1	1,851,154	6.1	1,510,895	5.9
Total	$32,786,194	100.0%	$30,579,106	100.0%	$25,807,358	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2018		June 30, 2018		September 30, 2017
($ in thousands)
85.00% and below	$14,641,309	11.2%	$13,868,422	11.3%	$12,103,499	11.6%
85.01% to 90.00%	39,598,332	30.2	37,558,668	30.6	33,129,815	31.9
90.01% to 95.00%	63,167,371	48.1	59,491,807	48.6	51,684,041	49.7
95.01% and above	13,842,945	10.5	11,582,349	9.5	7,018,952	6.8
Total	$131,249,957	100.0%	$122,501,246	100.0%	$103,936,307	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	September 30, 2018		June 30, 2018		September 30, 2017
($ in thousands)
85.00% and below	$1,680,050	5.1%	$1,584,294	5.2%	$1,366,982	5.3%
85.01% to 90.00%	9,458,067	28.8	8,950,145	29.3	7,858,283	30.4
90.01% to 95.00%	18,090,207	55.2	17,068,140	55.8	14,810,490	57.4
95.01% and above	3,557,870	10.9	2,976,527	9.7	1,771,603	6.9
Total	$32,786,194	100.0%	$30,579,106	100.0%	$25,807,358	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2018		June 30, 2018		September 30, 2017
($ in thousands)
FRM 30 years and higher	$121,455,115	92.6%	$112,753,292	92.0%	$94,299,877	90.7%
FRM 20-25 years	3,032,593	2.3	3,040,764	2.5	2,695,714	2.6
FRM 15 years	3,571,994	2.7	3,638,461	3.0	3,779,626	3.7
ARM 5 years and higher	3,190,255	2.4	3,068,729	2.5	3,161,090	3.0
Total	$131,249,957	100.0%	$122,501,246	100.0%	$103,936,307	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	September 30, 2018	June 30, 2018	September 30, 2017

GSE and other risk share (1)	$612,750	$592,493	$501,485

Weighted average credit score	749	748	749
Weighted average LTV	85%	85%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
September 30, 2018

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$8,615	3.5%	60	75.3%	70.2%	0.0%	1.1%	65.1%	100.0%	2.6%	—
2011	3,229,720	273,058	8.5	1,611	75.1	53.3	0.3	6.3	52.3	98.1	3.7	35
2012	11,241,161	2,057,354	18.3	10,903	76.2	60.7	0.6	5.7	56.1	98.9	2.2	95
2013	21,152,638	5,388,328	25.5	28,088	79.8	60.9	2.1	7.8	51.5	98.4	2.4	283
2014	24,799,434	8,726,281	35.2	46,317	88.5	63.4	4.4	15.6	41.4	96.3	3.3	580
2015	26,193,656	14,202,260	54.2	67,074	84.0	57.7	2.6	14.7	43.7	97.5	3.4	640
2016	34,949,319	26,510,429	75.9	115,759	81.5	56.1	6.5	13.7	45.3	98.3	3.7	809
2017	43,858,322	38,894,605	88.7	169,912	85.8	58.0	13.6	16.2	41.5	97.0	6.2	968
2018 (through September 30)	36,099,983	35,189,027	97.5	141,846	91.3	60.2	16.9	14.6	41.6	97.8	2.2	128
Total	$201,770,131	$131,249,957	65.0	581,570	86.0	58.7	10.5	14.5	43.2	97.6	3.4	3,538

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	September 30, 2018	June 30, 2018	September 30, 2017
CA	9.1%	9.2%	9.4%
TX	7.9	8.0	8.1
FL	7.3	7.2	7.0
WA	4.8	4.8	4.8
IL	3.9	3.9	4.0
NJ	3.8	3.7	3.6
NC	3.5	3.5	3.6
GA	3.4	3.4	3.4
CO	3.3	3.3	3.0
OH	3.3	3.2	3.2
All Others	49.7	49.8	49.9
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2018	June 30, 2018	September 30, 2017
CA	8.9%	8.9%	9.1%
TX	8.1	8.2	8.3
FL	7.4	7.3	7.1
WA	4.8	4.9	4.9
IL	3.8	3.8	3.9
NJ	3.7	3.6	3.6
NC	3.5	3.5	3.6
GA	3.5	3.5	3.5
OH	3.3	3.3	3.2
CO	3.3	3.2	2.9
All Others	49.7	49.8	49.9
Total	100.0%	100.0%	100.0%

				Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2018	2017
Beginning default inventory	3,519	1,776	4,783	1,757
Plus: new defaults	2,285	1,592	5,980	3,897
Less: cures	(2,201)	(1,145)	(7,043)	(3,322)
Less: claims paid	(64)	(68)	(179)	(176)
Less: rescissions and denials, net	(1)	(2)	(3)	(3)
Ending default inventory	3,538	2,153	3,538	2,153

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
($ in thousands)	2018	2017	2018	2017
Reserve for losses and LAE at beginning of period	$50,016	$29,798	$46,850	$28,142
Add provision for losses and LAE occurring in:
Current year	8,671	7,150	25,199	19,266
Prior years	(3,219)	(2,837)	(12,625)	(9,490)
Incurred losses and LAE during the period	5,452	4,313	12,574	9,776
Deduct payments for losses and LAE occurring in:
Current year	409	146	620	243
Prior years	1,704	2,386	5,449	6,096
Loss and LAE payments during the period	2,113	2,532	6,069	6,339
Reserve for losses and LAE at end of period	$53,355	$31,579	$53,355	$31,579

Claims
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2018	2017
Number of claims paid	64	68	179	176
Total amount paid for claims (in thousands)	$2,029	$2,468	$5,848	$6,155
Average amount paid per claim (in thousands)	$32	$36	$33	$35
Severity	69%	76%	70%	81%

					Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	September 30, 2018
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	1,886	53%	$10,498	22%	$101,755	10%
Four to eleven payments	1,252	36	24,531	50	68,670	36
Twelve or more payments	351	10	11,795	24	20,160	59
Pending claims	49	1	1,941	4	2,212	88
Total case reserves	3,538	100%	48,765	100%	$192,797	25
IBNR			3,657
LAE			933
Total reserves for losses and LAE			$53,355

Average reserve per default:
Case			$13.8
Total			$15.1

Default Rate	0.61%

	December 31, 2017
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,243	68%	$15,925	37%	$187,163	9%
Four to eleven payments	1,284	27	18,087	42	73,547	25
Twelve or more payments	211	4	6,781	16	11,139	61
Pending claims	45	1	2,075	5	2,355	88
Total case reserves	4,783	100%	42,868	100%	$274,204	16
IBNR			3,215
LAE			767
Total reserves for losses and LAE			$46,850

Average reserve per default:
Case			$9.0
Total			$9.8

Default Rate	0.96%

	September 30, 2017
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	1,228	57%	$7,935	27%	$68,317	12%
Four to eleven payments	690	32	12,948	45	38,003	34
Twelve or more payments	195	9	6,105	21	10,087	61
Pending claims	40	2	2,036	7	2,376	86
Total case reserves	2,153	100%	29,024	100%	$118,783	24
IBNR			2,177
LAE			378
Total reserves for losses and LAE			$31,579

Average reserve per default:
Case			$13.5
Total			$14.7

Default Rate	0.46%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2018		December 31, 2017
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$265,233	9.9%	$227,805	9.9%
U.S. agency securities	32,677	1.2	33,114	1.4
U.S. agency mortgage-backed securities	566,626	21.3	456,037	19.8
Municipal debt securities	457,506	17.2	465,255	20.2
Non-U.S. government securities	44,798	1.7	—	—
Corporate debt securities	706,330	26.5	611,728	26.5
Residential and commercial mortgage securities	101,649	3.8	79,407	3.5
Asset-backed securities	299,021	11.2	167,922	7.3
Money market funds	191,912	7.2	263,797	11.4
Total investments available for sale	$2,665,752	100.0%	$2,305,065	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2018		December 31, 2017
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$1,314,053	49.3%	$1,160,200	50.3%
Aa1	131,368	4.9	115,237	5.0
Aa2	187,542	7.0	123,551	5.4
Aa3	130,983	4.9	127,785	5.6
A1	223,943	8.4	205,369	8.9
A2	171,217	6.4	157,651	6.8
A3	148,670	5.6	148,246	6.4
Baa1	167,283	6.3	115,178	5.0
Baa2	127,092	4.8	87,869	3.8
Baa3	33,953	1.3	43,024	1.9
Below Baa3	29,648	1.1	20,955	0.9
Total investments available for sale	$2,665,752	100.0%	$2,305,065	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2018		December 31, 2017
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$598,900	22.5%	$628,958	27.3%
1 to < 2 Years	259,820	9.7	164,856	7.2
2 to < 3 Years	250,341	9.4	280,177	12.2
3 to < 4 Years	217,233	8.2	263,799	11.4
4 to < 5 Years	461,890	17.3	263,273	11.4
5 or more Years	877,568	32.9	704,002	30.5
Total investments available for sale	$2,665,752	100.0%	$2,305,065	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2018	2.60%
Nine months ended September 30, 2018	2.49%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of September 30, 2018	$77,206
As of December 31, 2017	$104,167

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	September 30, 2018	December 31, 2017
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,781,912	$1,528,869

Combined net risk in force (2)	$25,124,809	$21,637,409

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	14.7:1	14.7:1
Essent Guaranty of PA, Inc.	4.4:1	5.4:1
Combined (4)	14.1:1	14.2:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$749,205	$662,819

Net risk in force (2)	$7,797,302	$6,299,437

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of September 30, 2018, December 31, 2017 and September 30, 2017, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of September 30, 2018, December 31, 2017 and September 30, 2017 in accordance with Regulation G:

(In thousands, except per share amounts)	September 30, 2018	December 31, 2017	September 30, 2017

Numerator:
Total Stockholders' Equity (Book Value)	$2,215,139	$1,940,436	$1,780,570

Subtract: Accumulated Other Comprehensive Income (Loss)	(47,449)	(3,252)	3,043

Adjusted Book Value	$2,262,588	$1,943,688	$1,777,527

Denominator:
Total Common Shares Outstanding	98,128	98,434	98,423

Add: Restricted Share Units Outstanding	468	536	553

Total Common Shares and Share Units Outstanding	98,596	98,970	98,976

Adjusted Book Value per Share	$22.95	$19.64	$17.96